Employee Communication Package Exhibit 99.2

What Was Announced?
What Was Announced?
Cooper Industries And Eaton Corporation Jointly Announced The
Acquisition of Cooper
Announcement Only: It Is Subject To Shareholder Approval On
Both Sides And Customary Regulatory Approvals
–
If Approved, Transaction Expected To “Close” Later This Year
Eaton Will Pay Shareholders Of Cooper .77479 Shares Of New
Eaton Plus $39.15 Cash For Each Share Of Cooper Stock
Eaton Corporation Will Be The New Company After The
Transaction Is Complete.  Cooper Shareholders Expected To Own
Roughly 27% Of The Combined Company
Cooper’s Seven Electrical Divisions will Combine With Eaton’s $7B
Electrical Package To Create One Of The World’s Largest And Most
Competitive Global Electrical Packages In The World

$72 / Share From Friday’s Close – 29% Premium

Eaton Is A $17Billion (Sales) Company Providing
Energy Efficient Solutions For Electrical, Mechanical,
And Fluid Applications
Cities &
Buildings
Transportation Industrial &
Machinery
Information
Technology
Energy &
Utilities
Infrastructure
Eaton’s  Products & Services Deliver Reliability, Efficiency, And Safety For:
…Helping To Bridge The Gap Between Rapidly Rising Demand For
Energy And Naturally Constrained Sources Of Supply With Sustainable
Solutions
Who Is Eaton Corporation?
Who Is Eaton Corporation?

Eaton’s Business Units
Eaton’s Business Units

Aerospace
2011 Sales $1.7B
Hydraulics
2011 Sales $2.8B
Truck
2011 Sales $2.6B
Automotive
2011 Sales $1.8B
Electrical
2011 Sales $7.2B
Hydraulic Motion And Control Products That
Efficiently Solve The World’s Most
Demanding Needs For Power
The Electrical Sector Delivers A Broad Array
Of Power Distribution, Power Quality,
Control And Automation Solutions And
Services
Hydraulic, Fuel, Pneumatic And Electrical
Products That Deliver Safe And Efficient
Solutions For Aircraft
Manual And Automated Transmission That
Efficiently And Safely Transfer Power From
The Engine To The Wheel
Engine Air Management, Traction Control,
And Fluid Products That Improve Fuel
Economy, Emissions And Safety

Eaton’s Breadth Of Solutions Is A
Eaton’s Breadth Of Solutions Is A
Competitive Advantage
Competitive Advantage
POWER
DISTRIBUTION
POWER
QUALITY
SERVICE
CONTROL
Eaton Power Expertise…
… Accessible And Applied
Access To:
Residential, Non  Residential
Construction And Utilities
Access to:
Data Center
And IT Markets
Access to:
Machine Builders
And The Factory Floor
Access to:
Energy Efficiency,
Infrastructure &
Maintenance
Leading Products Capture Attention…
…Broad Capabilities Deliver Solutions
©
2012 Eaton Corporation. All rights reserved.

Americas Systems Capability Has Led to
Americas Systems Capability Has Led to
Leadership In Electrical Segments
Leadership In Electrical Segments
Leading Positions In Core
Components & Assemblies
•
Circuit Breakers From Miniatures To
Medium Voltage
•
Power Distribution Switchgear
•
Panelboards & Switchboards
•
Large UPS Systems
(>250kvA)
•
Small UPS Systems
Electrical Americas Sales
By Market Segment
2011 $4.2 B
Expected 2012 Operating Margin Of 15.5%
©
2012 Eaton Corporation. All rights reserved.
Residential
Government
Utility
Commercial
Industrial
Machinery
Institutional
Industrial
Facilities
Infrastructure
Data
Center, IT
& Related

Utility
Electrical Segment In ROW Will Repeat
Electrical Segment In ROW Will Repeat
The Growth Story
The Growth Story
•
What We Have
•
Strong IEC components
•
Globally Competitive UPS Products
•
Positive Momentum In The Market
•
What We Are Currently Building
•
Complete IEC Assemblies For Users
And OEMs
•
Stronger Systems Capability In Data
Centers
•
Integrated Front-End Of The Business
In A Variety Of Emerging Economies
Electrical ROW Sales
By Market Segment
2011 $3.0 B
Residential
Government
Commercial
Industrial
Machinery
Institutional
Industrial Facilities
Infrastructure
Data
Center, IT
& Related
Expected 2012 Operating Margin Of 10.5%
©
2012 Eaton Corporation. All rights reserved.

Why Do The Transaction?
Why Do The Transaction?
Large Players Entering Cooper Traditional Markets
Global Customer Base Is Consolidating
Size And Scale Helps To Compete Globally (NEC/IEC)
Technology Is Driving System/Service Solutions vs.
Component Sales
Low Cost Competitors Are Emerging In Our
Traditional Markets
Large Global Players Competing On Potential
Acquisitions

Selected The Best Global Partner To Maximize Our
Long-Term Competitive Position

Benefits Of Eaton As A Partner
Benefits Of Eaton As A Partner
The Two Companies Complement Each Other Well:
–
The Combination Creates A Global, Solution-Based Company With Over $21
Billion In Combined Sales… 59% Electrical, 51% Outside US
• Aligns With Eaton’s Segment Focus in Utility, Mining, Energy Efficiency, and
Alternative Energy
–
Complementary Products And Solutions
• Upstream Power Solutions: Primary And Secondary Distribution, Grid
Automation, Smart Grid
• Downstream Solutions: Lighting, Controls, Wiring Devices
• Product Lines Are a Perfect Complement
–
Complementary Channels & Geographies
• Eaton’s Service Channel And Eaton’s ESCO Business
• Cooper’s Oil & Gas Vertical Market Strength
• Eaton’s Presence In International Markets
–
Leverages Eaton Global Research Capability
• Combined Cash Generated Capabilities Will Allow For Accelerated Investments
–
Complementary Talent & Cultures

Gain Significant Leverage Combining Global Offerings

COOPER

Schneider Electric
GE
Honeywell
ABB
SIEMENS
PHILIPS
TOSHIBA
EATON
EMERSON
legrand
Thomas&Betts
Rockwell Automation
invensys
HUBBELL
COOPER
BURNDY
LARSEN & TOUBRO
KUHLMAN ELECTRIC
DEUTSCH
RUUD LIGHTING
WAUKESHA
BALDOR
DANAHER
Joslyn Corp.
MOELLER
LUTRON.
CONNECTORS
LEVITON
GENLYTE
PANDUIT
AcuityBrands.
INTERMATIC
APC
PELCO
LAMSON&SESSIONS

10 Electrical Equipment and Automation Sector CONSOLIDATORS TARGETS Significant Consolidation Has Occurred Manufacturing Consolidation Manufacturing Consolidation

11
Eaton Revenues $16.0B
Eaton Revenue by Geography
Cooper Revenues $5.4B
Cooper Revenue by Geography
Pro-Forma Revenues $21.4B
Pro-Forma Revenue by Geography
Electrical
45%
Electrical
Products
Group
46%
Energy &
Safety
Solutions
54%
Electrical
59%
Combined Business
Combined Business
Results In A Significantly Larger Enterprise With A
Greatly Improved Product And Geographic Profile
$1.8B
$2.6B
$1.7B
$2.8B
$7.2B
$2.9B $2.5B
$1.8B
$2.6B
$1.7B
$2.8B
$12.6B
$8.8B
$7.2B
$2.2B
$3.2B
$11.0B
$10.4B
Truck
16%
Aerospace
10%
Hydraulics
18%
Auto
11%
Auto
8%
Truck
12%
Aerospace
8%
Hydraulics
13%
International
55%
International
40%
International
51%
US
49%
US
45%
US
60%

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LV/MV/PQ Electical Other
Increased Size & Scale
Increased Size & Scale
$97B $38B

$21.5B
Combination Creates The 4
th
Largest
Global Electrical Products Company

What Does This Mean for Me?
What Does This Mean for Me?
The Daily Activities Of The Vast Majority Of Employees Will Not Be
Impacted By This Transaction
–
Integration Planning Will Be Centrally Controlled
Continue Working As You Normally Would: Business As Usual
–
Drive Shareholder Value
–
Support Our Customers
Over The Coming Months, More Details Will Become Available
Regarding Any Workforce Plans
Questions Can Be Directed To Your HR Leaders
Global Communication Plans Underway:
–
Employees
–
Customers
–
Partners
–
Investors

NO OFFER OR SOLICITATION
PARTICIPANTS IN THE SOLICITATION
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the
Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the
Securities Act of 1933, as amended.
New Eaton will file with the SEC a registration statement on Form S-4 that will include the Joint Proxy Statement of Eaton and
Cooper that also constitutes a Prospectus of New Eaton.  Eaton and Cooper plan to mail to their respective shareholders (and to
Cooper Equity Award Holders for information only) the Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transactions.  INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS
(INCLUDING THE SCHEME) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY
WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EATON, COOPER,
NEW EATON, THE TRANSACTIONS AND RELATED MATTERS.  Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by New Eaton, Eaton and
Cooper through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Eaton and New Eaton with the SEC by contacting Investor Relations at Eaton, and will be able to obtain free copies of the Joint Proxy Statement/Prospectus
(including the Scheme) and other documents filed by Cooper by contacting Cooper Investor Relations at c/o Cooper US, Inc., P.O.
Box 4466, Houston, Texas 77210 or by calling (713) 209-8408.

Cooper, Eaton and New Eaton and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Cooper and Eaton in respect of the transactions contemplated by the Joint
Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Cooper and Eaton in connection with the proposed transactions, including a description of their director or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Cooper's directors and executive officers is contained in Cooper's Annual Report on
Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 13, 2012, which are filed with the SEC. Information regarding Eaton's directors and executive officers is contained in Eaton's Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 16, 2012, which are filed with the SEC.
The directors of Cooper accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors of Cooper (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information.